UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

Oshkosh Truck Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-31371

Wisconsin	39-0520270
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
P.O. Box 2566
Oshkosh, Wisconsin	54903-2566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 235-9151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

        This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on December 6, 2006, by Oshkosh Truck Corporation (“Oshkosh”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of JLG Industries, Inc. (“JLG”) on December 6, 2006. Pursuant to the instructions to Item 9.01 of Form 8-K, Oshkosh hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited consolidated balance sheets of JLG as of July 31, 2006 and 2005 and the related consolidated statements of income, shareholders’ equity and cash flows of JLG for each of the three fiscal years in the period ended July 31, 2006, and the independent registered public accounting firm’s report related thereto.

(b)	Pro forma financial information.

On December 6, 2006, Oshkosh completed its acquisition of JLG. The following pro forma financial statements are filed as Exhibit 99.3 hereto and incorporated by reference herein:

(1)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended September 30, 2006.

(2)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006.

(3)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(c)	Not applicable

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Oshkosh Truck Corporation Press Release, dated December 6, 2006.

99.2	Audited consolidated balance sheets of JLG Industries, Inc. as of July 31, 2006 and 2005 and the related consolidated statements of income, shareholders’ equity and cash flows of JLG Industries, Inc. for each of the three fiscal years in the period ended July 31, 2006, and the independent registered public accounting firm’s report related thereto (incorporated by reference from JLG Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended July 31, 2006 (Commission File No. 1-12123)).

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

Oshkosh Truck Corporation
(Registrant)
Date: February 21, 2007	/s/ C. L. Szews
C. L. Szews
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Oshkosh Truck Corporation Press Release, dated December 6, 2006.*

99.2	Audited consolidated balance sheets of JLG Industries, Inc. as of July 31, 2006 and 2005 and the related consolidated statements of income, shareholders’ equity and cash flows of JLG Industries, Inc. for each of the three fiscal years in the period ended July 31, 2006, and the independent registered public accounting firm’s report related thereto (incorporated by reference from JLG Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended July 31, 2006 (Commission File No. 1-12123)).

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

* Previously filed.